Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent Events

Note 7 - Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were available to be issued (September 8, 2022). Based upon this review, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements, except as disclosed below.

A.	Options grant

On July 7, 2022, the Company’s Board of Directors approved a grant of options to purchase an aggregate of 1,031,000 ordinary shares of the Company, to employees and officers. The options are exercisable at NIS 1.639 per share and will be vest over a limited period of 4-years.

B.	Issuance of ADS

In August 2022, all of the pre-funded warrants were exercised into ADS. See also Note 3.